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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 2003

                          ____________________________

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Texas                          1-31447               74-0694415
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                  1111 Louisiana
                  Houston, Texas                               77002
     (Address of principal executive offices)               (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                          ____________________________

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

          Delaware                         1-13265               76-0511406
(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                  1111 Louisiana
                  Houston, Texas                               77002
     (Address of principal executive offices)               (Zip Code)

       Registrants' telephone number, including area code: (713) 207-1111

                          ____________________________

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Item 5.     Other Events.

        On March 19, 2003, CenterPoint Energy, Inc. announced that CenterPoint Energy Resources Corp. ("CERC") had priced senior notes totaling $650 million in a private placement with institutions pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of that press release is attached to this report as Exhibit 99.1. The offering of these senior notes closed on March 25, 2003. On March 25, 2003 CenterPoint Energy, Inc. announced the closing of this offering. A copy of that press release is attached to this report as Exhibit 99.2.

        For a description of the senior notes, please refer to Supplemental Indenture No. 5 dated as of March 25, 2003, to the Indenture dated as of February 1, 1998, between CERC and JPMorgan Chase Bank, as trustee. The Supplemental Indenture is attached to this report as Exhibit 4.1.

        The newly issued senior notes have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 7.     Financial Statements and Exhibits.

        (c) Exhibits.

        The following exhibits are filed herewith:

        4.1 Supplemental Indenture No. 5 dated as of March 25, 2003, to Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee

        99.1 Press Release issued March 19, 2003 regarding pricing of private placement of senior notes

        99.2 Press Release issued March 25, 2003 regarding closing of private placement of senior notes

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CENTERPOINT ENERGY, INC.

                                                       /s/ James S. Brian
Date: March 26, 2003                              By:___________________________
                                                      James S. Brian
                                                      Senior Vice President and
                                                      Chief Accounting Officer

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CENTERPOINT ENERGY RESOURCES
                                                  CORP.

                                                       /s/ James S. Brian
Date: March 26, 2003                              By:___________________________
                                                      James S. Brian
                                                      Senior Vice President and
                                                      Chief Accounting Officer

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                                  EXHIBIT INDEX

               Exhibit
               Number                         Exhibit Description

                4.1 Supplemental Indenture No. 5, dated as of March 25, 2003, to Indenture dated as of February 1, 1998, between CenterPoint Energy Resources Corp. and JPMorgan Chase Bank, as trustee

                99.1 Press Release issued March 19, 2003 regarding pricing of private placement of senior notes

                99.2 Press Release issued March 25, 2003 regarding closing of private placement of senior notes